Fees Summary	Nov. 25, 2024 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 8,475,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,297.52
Total Offset Amount	$ 0.00
Narrative Disclosure	Fee per Rule 457(r)
Net Fee	$ 1,297.52
Narrative - Max Aggregate Offering Price	$ 8,475,000.00
Narrative - Max Aggregate Offering Amount | shares	1,000
Final Prospectus	true